Note 04 - Cash and Cash Equivalents (Detail) (USD $) In Millions	Sep. 30, 2011	Dec. 31, 2010	Sep. 30, 2010	Dec. 31, 2009
Cash and Cash Equivalents [Abstract]
Cash	$ 1,908	$ 1,974	$ 1,536	$ 1,478
Investments - Brazilian reais	10,325	7,819	14,882	10,780
Investments - U.S. dollars	5,391	7,840	11,033	3,911
Total	$ 17,624	$ 17,633	$ 27,451	$ 16,169